UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2021 (March 17, 2021)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11459	PPL Corporation	23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania

Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151 Address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock of PPL Corporation Junior Subordinated Notes of PPL Capital Funding, Inc.	PPL	New York Stock Exchange
2007 Series A due 2067	PPL/67	New York Stock Exchange
2013 Series B due 2073	PPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Background

On August 10, 2020, PPL Corporation, a Pennsylvania corporation (the “Company”) announced that it had initiated a formal process to sell its U.K. utility business. In connection with the sale process, on March 17, 2021, subsidiaries of the Company entered into binding agreements with subsidiaries of National Grid Plc (“National Grid”) for (i) the disposition of PPL WPD Investments Limited, an indirect wholly-owned subsidiary of the Company (“WPD”), and (ii) the acquisition of The Narragansett Electric Company, an indirect wholly-owned subsidiary of National Grid (“Narragansett Electric”) (such transactions, collectively, the “Transactions”).

WPD Sale Share Purchase Agreement

On March 17, 2021, PPL WPD Limited, an indirect wholly-owned subsidiary of the Company (“PPL Seller”), entered into a share purchase agreement (the “WPD Sale SPA”) with National Grid Holdings One Plc, an indirect wholly-owned subsidiary of National Grid (“National Grid Buyer”), and National Grid, pursuant to which PPL Seller agreed to sell to National Grid Buyer 100% of the issued share capital of WPD in exchange for approximately £7.8 billion in cash (such transaction, the “WPD Sale”). Pursuant to the WPD Sale SPA, PPL Seller will also receive an additional amount equal to £548,000 for each day during the period from January 1, 2021 to the closing date in lieu of the dividends usually declared by WPD to the PPL Seller for that period.

The completion of the WPD Sale, which is currently expected to occur within four months of signing, is subject to (i) receipt of approval from the U.K. Financial Conduct Authority (the “FCA”), the Guernsey Financial Services Commission and, if in force prior to closing and to the extent applicable, the Secretary of State in connection with the U.K. National Security and Investment Bill 2020 (the “Conditions”) and (ii) National Grid obtaining approval from its shareholders pursuant to the U.K. Listing Rules of the FCA (the “National Grid Shareholder Approval”), as well as other customary conditions to closing, including the execution and delivery of certain related transaction documents. PPL Seller and National Grid Buyer have each made customary warranties and agreements in the WPD Sale SPA, as well as certain customary covenants by PPL Seller to conduct the businesses that are subject to the WPD Sale in the ordinary course between the execution of the WPD Sale SPA and the closing of the WPD Sale. National Grid Buyer also agreed to take out a warranty and indemnity insurance policy at its expense. The consummation of the transactions contemplated by the WPD Sale SPA is not subject to a financing condition.

The WPD Sale SPA contains certain termination rights for PPL Seller and National Grid Buyer, including if (i) the Conditions are not satisfied by the date three months following the signing date (which date may be extended by two to four months in certain circumstances), or (ii) in connection with the National Grid Shareholder Approval, the Board of Directors of National Grid (x) fails to make a unanimous and unqualified recommendation from the directors of National Grid to National Grid’s shareholders in the shareholder circular to vote in favor of the WPD Sale (a “National Grid Recommendation”) or (y) determines after the posting of the shareholder circular that it cannot continue to make a unanimous and unqualified recommendation from the directors of National Grid to National Grid’s shareholders to vote in favor of the WPD Sale before the vote takes place (clause (y) being referred to as a “National Grid Recommendation Change”).

National Grid Buyer must pay PPL Seller a fee of (i) $150 million in cash, in certain circumstances, where no National Grid Recommendation has been made or where a National Grid Recommendation Change has occurred and the WPD Sale does not close as a result of the National Grid Shareholder Approval not being obtained, or (ii) $50 million in cash, where no National Grid Recommendation Change has occurred and the WPD Sale does not close as a result of the National Grid Shareholder Approval not being obtained.

Pursuant to the WPD Sale SPA, upon the closing of the WPD Sale, PPL Seller and National Grid Buyer will enter into a tax deed (the “WPD Sale Tax Deed”) ,which contains customary indemnities and other provisions including a specific indemnity in relation to certain surrenders of tax losses made to WPD and/or its subsidiaries.

The foregoing summary of the WPD Sale SPA does not purport to be complete and is qualified in its entirety by reference to the WPD Sale SPA, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and incorporated by reference herein.

Narragansett Electric Share Purchase Agreement

On March 17, 2021, PPL Energy Holdings, LLC, an indirect wholly-owned subsidiary of the Company (“PPL Buyer”), and the Company, solely in its capacity as guarantor, entered into a share purchase agreement (the “Narragansett Electric Acquisition SPA”) with National Grid USA (“National Grid Seller”), an indirect wholly-owned subsidiary of National Grid, pursuant to which PPL Buyer agreed to purchase from National Grid Seller 100% of the outstanding shares of common stock in Narragansett Electric in exchange for $3.77 billion in cash, subject to adjustment as set forth in the Narragansett Electric Acquisition SPA (such transaction, the “Narragansett Electric Acquisition”). PPL Buyer expects to fund the Narragansett Electric Acquisition with proceeds from the WPD Sale. The Company has agreed to guarantee all obligations of PPL Buyer under the Narragansett Electric Acquisition SPA.

The closing of the Narragansett Electric Acquisition, which is currently expected to occur within one year of signing, is subject to the prior closing of the WPD Sale and is also subject to the receipt of certain U.S. regulatory approvals, including, among others, clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, receipt of the approvals, authorizations or waivers from the Rhode Island Division of Public Utilities and Carriers, the Federal Energy Regulatory Commission and the Massachusetts Department of Public Utilities, as well as other customary conditions to closing, including the execution and delivery of certain related transaction documents. PPL Buyer and National Grid Seller have each made customary representations, warranties and covenants in the Narragansett Electric Acquisition SPA, including, among others, customary indemnification provisions and covenants by National Grid Seller to conduct the Narragansett Electric business in the ordinary course between the execution of the Narragansett Electric Acquisition SPA and the closing of the Narragansett Electric Acquisition. The consummation of the transactions contemplated by the Narragansett Electric Acquisition SPA is not subject to a financing condition.

The Narragansett Electric Acquisition SPA contains customary termination rights for PPL Buyer and National Grid Seller, including if (i) a governmental authority has denied a required statutory approval and such denial has become final and nonappealable, (ii) the closing does not occur by March 17, 2022 (which date may be extended to September 17, 2022 under certain circumstances), (iii) the other party breaches any of its representations, warranties or covenants (subject to materiality thresholds and cure periods) or (iv) the WPD Sale SPA has been terminated in accordance with its terms.

In connection with the Narragansett Electric Acquisition, National Grid Seller and one or more of its subsidiaries and Narragansett Electric will enter into a transition services agreement, pursuant to which National Grid Seller and/or one or more of its subsidiaries will agree to provide certain transition services to Narragansett Electric to facilitate the operation of Narragansett Electric following the consummation of the Narragansett Electric Acquisition and the transition of operations to Narragansett Electric, as agreed upon in the Narragansett Electric Acquisition SPA.

The foregoing summary of the Narragansett Electric Acquisition SPA does not purport to be complete and is qualified in its entirety by reference to the Narragansett Electric Acquisition SPA, a copy of which is filed as Exhibit 2.2 to this Report and incorporated by reference herein.

Item 2.06	Material Impairments

In connection with entering into the WPD Sale SPA as described above in Item 1.01, the WPD business has met the accounting criteria to be classified as assets held for sale and discontinued operations beginning with the first quarter of 2021. As a result, the Company will report its WPD business at the estimated fair value, less costs to sell. The Company expects this will result in an estimated non-cash pre-tax loss in the range of $1.5 billion to $2.0 billion in the first quarter of 2021, primarily due to the recognition of accumulated other comprehensive losses. The Company does not anticipate that this charge will result in future cash expenditures. All of the estimates described in Item 2.06 of this Form 8-K may change in the future.

Item 7.01	Regulation FD Disclosure

On March 18, 2021, the Company issued a press release announcing the Transactions. A copy of this press release is furnished as Exhibit 99.1 to this Report.

In addition, on March 18, 2021, at 8:30 a.m. (Eastern Time), members of PPL’s senior management will hold a teleconference and webcast with financial analysts and investors to discuss the announcement of the Transactions. The event will be available in audio format, together with the investor presentation to be used during the teleconference, on PPL’s Internet website: www.pplweb.investorroom.com/events. The webcast will be available for replay on PPL’s website for 90 days. A copy of the investor presentation is furnished as Exhibit 99.2 to this Report.

As provided in General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Report shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Statement on Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). We intend the forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of the Transactions and potential investments or other planned or possible uses of proceeds.

These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this filing are based on information available to us on the date of this communication. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this filing. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to: (i) the ability to obtain the requisite National Grid Shareholder Approval; (ii) the risk that the parties may be unable to obtain governmental and regulatory approvals required for the Transactions, or that required governmental and regulatory approvals may delay the Transactions or result in the imposition of conditions that could cause the parties to abandon the Transactions; (iii) the risk that other conditions to closing of the Transactions may not be satisfied; (iv) the timing to consummate the Transactions; (v) the risk that Narragansett Electric will not be integrated successfully; (vi) disruption from the Transactions making it more difficult to maintain relationships with customers, employees or suppliers; (vii) the diversion of management time on transaction-related issues; (viii) general worldwide economic conditions and related uncertainties, including the COVID-19 pandemic; and (ix) the effect of changes in governmental regulations.

This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition and results of operations, in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Share Purchase Agreement, dated as of March 17, 2021, by and among PPL WPD Limited, National Grid Holdings One Plc and National Grid Plc.*

2.2	Share Purchase Agreement, dated as of March 17, 2021, by and among PPL Energy Holdings, LLC, PPL Corporation (solely as guarantor), and National Grid USA.*

99.1	Press Release, dated as of March 18, 2021, announcing the transactions.

99.2	Investor Presentation, dated as of March 18, 2021.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

*	Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated: March 18, 2021